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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  ------------



        Date of Report (Date of Earliest Event Reported): August 5, 1998

                             THE GRAND UNION COMPANY
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              (Exact Name of Registrant as Specified in its Charter


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-26602                                       22-1518276

    (Commission File Number)                          (I.R.S. Employer
    201 Willowbrook Boulevard                         Identification No.)
        Wayne, New Jersey
                                                            07470
(Address of Principal Executive Offices)
                                                          (Zip Code)




                                 (973) 890-6000

              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable

          (Former Name or Former Address, if Changed Since Last Report)

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NYFS03...:\18\50318\0003\1708\FRM8048L.210

Item 5.     OTHER EVENTS.

      On August 5, 1998, the United States Bankruptcy Court for the District of New Jersey entered an order (the "Confirmation Order") confirming the Plan of Reorganization (the "Plan") of The Grand Union Company (the "Company"). The Plan is attached as Exhibit 1 to the Disclosure Statement, dated May 22, 1998, as previously filed. Filed herewith is a copy of the Company's Press Release, dated August 5, 1998, announcing the entering of the Confirmation Order.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

             2.1 Disclosure Statement, dated May 22, 1998 (including Plan of Reorganization attached as Exhibit 1 thereto), incorporated by reference to the Company's Current Report on Form 8-K dated May 27, 1998.

            99.1  Press Release, dated August 5, 1998.



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE GRAND UNION COMPANY



Dated: August 5, 1998                      By: /s/ Jeffrey P. Freimark
                                              ------------------------
                                            Name:  Jeffrey P. Freimark
                                            Title: Executive Vice President
                                                   and Chief Financial Officer



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
                                  EXHIBIT INDEX


                  Exhibit
                  -------

 2.1 Disclosure Statement, dated May 22, 1998 (including Plan of Reorganization attached as Exhibit 1 thereto), incorporated by reference to the Company's Current Report on Form 8-K dated May 27, 1998.

99.1  Press Release, dated August 5, 1998



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